SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15 (d) of

THE SECURITIES EXCHANGE ACT OF 1934

August 12, 2003

Date of Report (Date of earliest event reported)

BEVERLY ENTERPRISES, INC.

(Exact name of registrant as specified in its charter)

Delaware

(State or other jurisdiction of incorporation)

1-9550

(Commission File Number)

62-1691861

(IRS Employer Identification No.)

One Thousand Beverly Way
Fort Smith, AR 72919

(Address of principal executive offices)

(479) 201-2000

(Registrant’s telephone number, including area code)

ITEM 12. RESULTS OF OPERATIONS AND FINANCIAL CONDITION
SIGNATURE
INDEX TO EXHIBITS
EX-99.1 Press Release

ITEM 12. RESULTS OF OPERATIONS AND FINANCIAL CONDITION

On August 12, 2003, the Company issued a press release regarding financial results for the quarter ended June 30, 2003. The full text of the press release is set forth in Exhibit 99.1 attached hereto.

Information contained in this report (including the exhibit hereto) shall not be deemed filed under the Securities and Exchange Commission’s rules and regulations and shall not be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended.

Exhibit 99.1* — Press Release issued.

*Filed with this Document

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

BEVERLY ENTERPRISES, INC.

Date: August 12, 2003

	By:	/s/ PAMELA H. DANIELS

Pamela H. Daniels
Senior Vice President, Controller and
Chief Accounting Officer

INDEX TO EXHIBITS

EXHIBIT	DESCRIPTION

99.1	Press Release issued August 12, 2003 regarding financial results for the second quarter